                                              Report of Independent Accountants

MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware 19801

      and

The Bank of New York
101 Barclay Street
New York, New York 10286

                                              MBNA Master Credit Card Trust II

We have examined  management's  assertion that MBNA America Bank, N.A.  ("MBNA" or "the Company"),  a wholly owned subsidiary of MBNA Corporation,  complied with the covenants and conditions of sections 2.05(e),  2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04,
3.05,  3.06(b),  4.02(a),  4.03(a),  (c) and (d) and 13.02(d) of the Pooling and  Servicing  Agreement  dated as of August 4,
1994,  as amended (the "PSA") and the sections  specified in  Attachment A of the  applicable  Series'  Pooling and Servicing
Agreement  Supplement (the "PSA Supplement"),  between MBNA and The Bank of New York, during the compliance periods specified in Attachment A. In addition,  we have examined  management's  assertion that MBNA complied with the covenants and conditions of sections  310(a),  402(a),  701(a) and (b), 907, 908(a) and 1201 of the MBNA Credit Card Master Note Trust Indenture dated as of May 24,  2001 (the "Indenture") and sections  2.02(i)-(iv),  3.16 and 4.01(a) of the MBNA Credit Card Master Note Trust
MBNAseries  Indenture  Supplement dated May 24,  2001 (the "Indenture  Supplement"  together with the PSA, PSA Supplement and
Indenture,  the "Agreements" as filed with the Securities and Exchange Commission),  between the MBNA Credit Card Master Note
Trust and The Bank of New York, during the compliance periods specified in Attachment A.

Management's  assertion is included in the  accompanying  report by management  titled,  "Report of Management on Credit Card and  Consumer  Loan Trust  Internal  Control  and Pooling  and  Servicing  Agreement/Indenture  Compliance"  (the  "Report").
Management is responsible  for MBNA's  compliance with those  requirements.  Our  responsibility  is to express an opinion on management's assertions about the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified
Public Accountants and, accordingly, included examining, on a test basis, evidence about MBNA's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances.

We believe  that our  examination  provides a  reasonable  basis for our opinion.  Our  examination  does not provide a legal determination on MBNA's compliance with specified requirements.

In our opinion, management's assertion that MBNA complied with the covenants and conditions of the Agreements, referred to above, during the compliance periods specified in Attachment A, is fairly stated, in all material respects.

August 16, 2004                                               /s/ Ernst and Young LLP

                                                             Attachment A

                           Pooling and Servicing                 PSA
                                 Agreement                   Supplement
       Series               Supplement Date (*)               Sections                    Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------
   1994-E                    December 15, 1994                   (b)            July 1, 2003 - April 15, 2004

   1995-A                      March 22, 1995                    (a)            July 1, 2003 - June 30, 2004

   1995-C                      June 29, 1995                     (c)            July 1, 2003 - June 30, 2004

   1996-B                      March 26, 1996                    (a)            July 1, 2003 - June 30, 2004

   1996-G                      July 17, 1996                     (a)            July 1, 2003 - June 30, 2004

   1996-J                    September 19, 1996                  (a)            July 1, 2003 - October 15, 2003

   1996-K                     October 24, 1996                   (a)            July 1, 2003 - November 17, 2003

   1996-M                    November 26, 1996                   (d)            July 1, 2003 - June 30, 2004

   1997-B                    February 27, 1997                   (a)            July 1, 2003 - June 30, 2004

   1997-C                      March 26, 1997                    (a)            July 1, 2003 - March 15, 2004

   1997-D                       May 22, 1997                     (e)            July 1, 2003 - June 30, 2004

   1997-G                      June 18, 1997                     (a)            July 1, 2003 - June 15, 2004

   1997-H                      August 6, 1997                    (e)            July 1, 2003 - June 30, 2004

   1997-I                     August 26, 1997                    (f)            July 1, 2003 - June 30, 2004

   1997-J                    September 10, 1997                  (a)            July 1, 2003 - June 30, 2004

   1997-K                     October 22, 1997                   (a)            July 1, 2003 - June 30, 2004

                                                     Attachment A (continued)

                           Pooling and Servicing                 PSA
                                 Agreement                   Supplement
       Series               Supplement Date (*)               Sections                           Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------

   1997-O                    December 23, 1997                   (a)            July 1, 2003 - June 30, 2004

   1998-B                     April 14 , 1998                    (e)            July 1, 2003 - June 30, 2004

   1998-D                      July 30, 1998                     (f)            July 1, 2003 - July 15, 2003

   1998-E                     August 11, 1998                    (d)            July 1, 2003 - June 30, 2004

   1998-F                     August 26, 1998                    (d)            July 1, 2003 - June 30, 2004

   1998-G                    September 10, 1998                  (a)            July 1, 2003 - June 30, 2004

   1998-J                     October 29, 1998                   (a)            July 1, 2003 - September 15, 2003

   1999-A                      March 25, 1999                    (a)            July 1, 2003 - February 17, 2004

   1999-B                      March 26, 1999                    (f)            July 1, 2003 - June 30, 2004

   1999-C                       May 18, 1999                     (e)            July 1, 2003 - May 17, 2004

   1999-D                       June 3, 1999                     (a)            July 1, 2003 - June 30, 2004

   1999-F                      August 3, 1999                    (e)            July 1, 2003 - June 30, 2004

   1999-G                      July 29, 1999                     (f)            July 1, 2003 - June 30, 2004

   1999-H                     August 18, 1999                    (d)            July 1, 2003 - April 15, 2004

   1999-J                    September 23, 1999                  (f)            July 1, 2003 - June 30, 2004

                                                     Attachment A (continued)

                           Pooling and Servicing                 PSA
                                 Agreement                   Supplement
       Series               Supplement Date (*)               Sections                           Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------

   1999-L                     November 5, 1999                   (a)            July 1, 2003 - June 30, 2004

   1999-M                     December 1, 1999                   (f)            July 1, 2003 - June 30, 2004

   2000-A                      March 8, 2000                     (f)            July 1, 2003 - June 30, 2004

   2000-C                      April 13, 2000                    (a)            July 1, 2003 - June 30, 2004

   2000-D                       May 11, 2000                     (a)            July 1, 2003 - June 30, 2004

   2000-E                       June 1, 2000                     (f)            July 1, 2003 - June 30, 2004

   2000-F                      June 23, 2000                     (d)            July 1, 2003 - June 30, 2004

   2000-G                      July 20, 2000                     (d)            July 1, 2003 - June 30, 2004

   2000-H                     August 23, 2000                    (d)            July 1, 2003 - June 30, 2004

   2000-I                    September 8, 2000                   (g)            July 1, 2003 - June 30, 2004

   2000-J                     October 12, 2000                   (h)            July 1, 2003 - June 30, 2004

   2000-K                    November 21, 2000                   (d)            July 1, 2003 - June 30, 2004

   2000-L                    December 13, 2000                   (g)            July 1, 2003 - June 30, 2004

   2001-A                    February 20, 2001                   (a)            July 1, 2003 - June 30, 2004

   2001-B                      March 8, 2001                     (a)            July 1, 2003 - June 30, 2004

   2001-C                      April 25, 2001                    (e)            July 1, 2003 - June 30, 2004

   2001-D                       May 24, 2001                     (i)            July 1, 2003 - June 30, 2004

                                                     Attachment A (continued)

            MBNA Credit Card                Indenture and                 Terms
            Master Note Trust            Indenture Supplement            Document
                  Notes                          Date                      Date                          Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------

   MBNAseries Class B (2001-1)               May 24, 2001             May 24, 2001           July 1, 2003 - June 30, 2004

   MBNAseries Class C (2001-1)               May 24, 2001             May 24, 2001           July 1, 2003 - June 30, 2004

   MBNAseries Class A (2001-1)               May 24, 2001             May 31, 2001           July 1, 2003 - June 30, 2004

   MBNAseries Class C (2001-2)               May 24, 2001             July 12, 2001          July 1, 2003 - June 30, 2004

   MBNAseries Class C (2001-3)               May 24, 2001             July 25, 2001          July 1, 2003 - June 30, 2004

   MBNAseries Class A (2001-2)               May 24, 2001             July 26, 2001          July 1, 2003 - June 30, 2004

   MBNAseries Class A (2001-3)               May 24, 2001            August 8, 2001          July 1, 2003 - June 30, 2004

   MBNAseries Class A (2001-Emerald)         May 24, 2001            August 15, 2001       July 1, 2003 - June 30, 2004

   MBNAseries Class B (2001-2)               May 24, 2001           September 6, 2001        July 1, 2003 - June 30, 2004

   MBNAseries Class C (2001-4)               May 24, 2001           September 6, 2001        July 1, 2003 - June 30, 2004

   MBNAseries Class A (2001-4)               May 24, 2001          September 27, 2001        July 1, 2003 - June 30, 2004

   MBNAseries Class A (2001-5)               May 24, 2001           November 8, 2001         July 1, 2003 - June 30, 2004

   MBNAseries Class C (2001-5)               May 24, 2001           December 11, 2001        July 1, 2003 - June 30, 2004

   MBNAseries Class B (2001-3)               May 24, 2001           December 20, 2001        July 1, 2003 - June 30, 2004

   MBNAseries Class A (2002-1)               May 24, 2001           January 31, 2002         July 1, 2003 - June 30, 2004

                                                       Attachment A (continued)

            MBNA Credit Card                Indenture and                 Terms
            Master Note Trust            Indenture Supplement            Document
                  Notes                          Date                      Date                          Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------

   MBNAseries Class B (2002-1)               May 24, 2001           February 28, 2002        July 1, 2003 - June 30, 2004

   MBNAseries Class C (2002-1)               May 24, 2001           February 28, 2002        July 1, 2003 - June 30, 2004

   MBNAseries Class A (2002-2)               May 24, 2001            March 27, 2002          July 1, 2003 - June 30, 2004

   MBNAseries Class A (2002-3)               May 24, 2001            April 24, 2002          July 1, 2003 - June 30, 2004

   MBNAseries Class A (2002-4)               May 24, 2001              May 9, 2002           July 1, 2003 - June 30, 2004

   MBNAseries Class A (2002-5)               May 24, 2001             May 30, 2002           July 1, 2003 - June 30, 2004

   MBNAseries Class B (2002-2)               May 24, 2001             June 12, 2002          July 1, 2003 - June 30, 2004

   MBNAseries Class C (2002-2)               May 24, 2001             June 12, 2002          July 1, 2003 - June 30, 2004

   MBNAseries Class C (2002-3)               May 24, 2001             June 12, 2002          July 1, 2003 - June 30, 2004

   MBNAseries Class A (2002-6)               May 24, 2001             June 26, 2002          July 1, 2003 - June 30, 2004

   MBNAseries Class A (2002-7)               May 24, 2001             July 25, 2002          July 1, 2003 - June 30, 2004

   MBNAseries Class A (2002-8)               May 24, 2001             July 31, 2002          July 1, 2003 - June 30, 2004

   MBNAseries Class A (2002-9)               May 24, 2001             July 31, 2002          July 1, 2003 - June 30, 2004

   MBNAseries Class B (2002-3)               May 24, 2001            August 29, 2002         July 1, 2003 - June 30, 2004

   MBNAseries Class C (2002-4)               May 24, 2001            August 29, 2002         July 1, 2003 - June 30, 2004

   MBNAseries Class C (2002-5)               May 24, 2001            August 29, 2002         July 1, 2003 - June 30, 2004

                                                       Attachment A (continued)

             MBNA Credit Card               Indenture and                 Terms
            Master Note Trust            Indenture Supplement            Document
                  Notes                         Date                      Date                          Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------

   MBNAseries Class A (2002-10)              May 24, 2001          September 19, 2002        July 1, 2003 - June 30, 2004

   MBNAseries Class B (2002-4)               May 24, 2001           October 29, 2002         July 1, 2003 - June 30, 2004

   MBNAseries Class C (2002-6)               May 24, 2001           October 29, 2002         July 1, 2003 - June 30, 2004

   MBNAseries Class C (2002-7)               May 24, 2001           October 29, 2002         July 1, 2003 - June 30, 2004

   MBNAseries Class A (2002-11)              May 24, 2001           October 30, 2002         July 1, 2003 - June 30, 2004

   MBNAseries Class A (2002-12)              May 24, 2001           November 19, 2002        July 1, 2003 - June 30, 2004

   MBNAseries Class A (2002-13)              May 24, 2001           December 18, 2002        July 1, 2003 - June 30, 2004

   MBNAseries Class C (2003-1)               May 24, 2001           February 4, 2003         July 1, 2003 - June 30, 2004

   MBNAseries Class C (2003-2)               May 24, 2001           February 12, 2003        July 1, 2003 - June 30, 2004

   MBNAseries Class B (2003-1)               May 24, 2001           February 20, 2003        July 1, 2003 - June 30, 2004

   MBNAseries Class A (2003-1)               May 24, 2001           February 27, 2003        July 1, 2003 - June 30, 2004

   MBNAseries Class A (2003-2)               May 24, 2001            March 26, 2003          July 1, 2003 - June 30, 2004

   MBNAseries Class A (2003-3)               May 24, 2001            April 10, 2003          July 1, 2003 - June 30, 2004

   MBNAseries Class A (2003-4)               May 24, 2001            April 24, 2003          July 1, 2003 - June 30, 2004

   MBNAseries Class C (2003-3)               May 24, 2001              May 8, 2003           July 1, 2003 - June 30, 2004

   MBNAseries Class A (2003-5)               May 24, 2001             May 21, 2003           July 1, 2003 - June 30, 2004

                                                       Attachment A (continued)

             MBNA Credit Card               Indenture and                 Terms
            Master Note Trust            Indenture Supplement            Document
                  Notes                          Date                      Date                          Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------

   MBNAseries Class A (2003-6)               May 24, 2001             June 4, 2003           July 1, 2003 - June 30, 2004

   MBNAseries Class B (2003-2)               May 24, 2001             June 12, 2003          July 1, 2003 - June 30, 2004

   MBNAseries Class C (2003-4)               May 24, 2001             June 19, 2003          July 1, 2003 - June 30, 2004

   MBNAseries Class C (2003-5)               May 24, 2001             July 2, 2003           July 2, 2003 - June 30, 2004

   MBNAseries Class A (2003-7)               May 24, 2001             July 8, 2003           July 8, 2003 - June 30, 2004

   MBNAseries Class C (2003-6)               May 24, 2001             July 30, 2003          July 30, 2003 - June 30, 2004

   MBNAseries Class A (2003-8)               May 24, 2001            August 5, 2003          August 5, 2003 - June 30, 2004

   MBNAseries Class B (2003-3)               May 24, 2001            August 20, 2003         August 20, 2003 - June 30, 2004

   MBNAseries Class A (2003-9)               May 24, 2001          September 24, 2003        September 24, 2003 - June 30, 2004

   MBNAseries Class B (2003-5)               May 24, 2001            October 2, 2003         October 2, 2003 - June 30, 2004

   MBNAseries Class A (2003-10)              May 24, 2001           October 15, 2003         October 15, 2003 - June 30, 2004

   MBNAseries Class B (2003-4)               May 24, 2001           October 15, 2003         October 15, 2003 - June 30, 2004

   MBNAseries Class C (2003-7)               May 24, 2001           November 5, 2003         November 5, 2003 - June 30, 2004

   MBNAseries Class A (2003-11)              May 24, 2001           November 6, 2003         November 6, 2003 - June 30, 2004

   MBNAseries Class A (2003-12)              May 24, 2001           December 18, 2003        December 18, 2003 - June 30, 2004

   MBNAseries Class A (2004-2)               May 24, 2001           February 25, 2004        February 25, 2004 - June 30, 2004

   MBNAseries Class A (2004-1)               May 24, 2001           February 26, 2004        February 26, 2004 - June 30, 2004

                                                     Attachment A (continued)

             MBNA Credit Card                Indenture and               Terms
            Master Note Trust            Indenture Supplement           Document
                  Notes                          Date                    Date                          Compliance Period
-------------------------------------------------------------------------------------------------------------------------------------
   MBNAseries Class C (2004-1)               May 24, 2001            March 16, 2004          March 16, 2004 - June 30, 2004

   MBNAseries Class A (2004-3)               May 24, 2001            March 17, 2004          Marcy 17, 2004 - June 30, 2004

   MBNAseries Class B (2004-1)               May 24, 2001             April 1, 2004          April 1, 2004 - June 30, 2004

   MBNAseries Class A (2004-4)               May 24, 2001            April 15, 2004          April 15, 2004 - June 30, 2004

   MBNAseries Class A (2004-5)               May 24, 2001             May 25, 2004           May 25, 2004 - June 30, 2004

   MBNAseries Class A (2004-6)               May 24, 2001             June 17, 2004          June 17, 2004 - June 30, 2004

Legend:
(a)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)
(b)      PSA Supplement Sections 3(c), 4.05 through 4.11, 4.13, 5.02(a) and 10(c)and (d)
(c)      PSA Supplement Sections 3(b), 4.05 through 4.10, 4.12 through 4.14, 4.16(a), 4.17(a), 4.20(a) and (g), 4.21(a),
         5.02(a) and 9(c) and (d)
(d)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), and 9(c) and (d)
(e)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 10(c) and (d)
(f)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a) and (g), 4.20(a),
         5.02(a) and 9(c) and (d)
(g)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a) and (g), 4.20(a),
         5.02(a) and 9(c) and (d)
(h)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a), 5.02(a) and
         9(c) and (d)
(i)      PSA Supplement Sections 3(b), 4.05 through 4.07, 4.09, 5.02 and 7(c)

      (*)  Associated document may have been amended.

                                              Report of Independent Accountants

MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware 19801

         and

The Bank of New York
101 Barclay Street
New York, New York 10286

                                              MBNA Master Credit Card Trust II

We have  examined  management's  assertion  that MBNA  America  Bank,  N.A.'s  ("MBNA"),  a wholly owned  subsidiary  of MBNA
Corporation,  controls  over the  functions  performed  as  servicer of the MBNA  Master  Credit  Card Trust II (the  "Master
Trust"),  including all Series of the Master Trust,  as well as all MBNAseries  Notes issued from the MBNA Master Credit Card
Note Trust (the "Note Trust,"  together with the Master Trust,  the "Trust") as specified in Attachment A, are effective,  as of June 30,  2004, in providing  reasonable  assurance that (a) Trust assets are safeguarded  against loss from  unauthorized use or disposition,  (b) transactions are executed in accordance with management's  authorization in conformity with the MBNA
Master  Credit Card Trust II Pooling and  Servicing  Agreement  dated as of  August 4,  1994,  as amended  (the  "PSA"),  the applicable Pooling and Servicing Agreement  Supplement for each Series (the "PSA  Supplements"),  the MBNA Credit Card Master
Note Trust Indenture dated as of May 24,  2001  ("Indenture"),  and the MBNAseries  Indenture  Supplement dated as of May 24,
2001  ("Indenture  Supplement,"  together with the PSA, PSA  Supplements  and Indenture,  the  "Agreements")  as specified in
Attachment A, and (c) transactions are recorded properly to permit the preparation of the required  financial  reports.  This assertion is included in the  accompanying  report by  management  titled,  "Report of Management on Credit Card and Consumer
Loan Trust  Internal  Control and  Pooling and  Servicing  Agreement/Indenture  Compliance"  (the  "Report").  Management  is
responsible for MBNA's controls over the functions  performed as servicer of the Trust. Our  responsibility  is to express an opinion on the effectiveness of internal control based on our examination.

Our examination was conducted in accordance with  attestation  standards  established by the American  Institute of Certified
Public  Accountants and,  accordingly,  included  obtaining an understanding of the controls over the functions  performed by
MBNA as servicer of the Trust,  testing and evaluating the design and operating  effectiveness  of those  controls,  and such other  procedures as we considered  necessary in the  circumstances.  We believe that our  examination  provides a reasonable basis for our opinion.

Because of inherent  limitations in any internal control,  misstatements due to error or fraud may occur and not be detected.
Also,  projections of any evaluation of the controls over the functions  performed by MBNA as servicer of the Trust to future periods  are  subject to the risk that the  controls  may become  inadequate  because of changes in  conditions,  or that the degree of compliance with the controls may deteriorate.

In our opinion,  management's  assertion,  that MBNA's  controls  over the  functions  performed as servicer of the Trust are effective  in providing  reasonable  assurance  that Trust  assets are  safeguarded  against  loss from  unauthorized  use or disposition,  that transactions are executed in accordance with management's  authorization in conformity with the Agreements and that  transactions  are recorded  properly to permit the preparation of the required  financial  reports,  as of June 30,
2004, is fairly stated, in all material respects, based upon the following criteria specified in the Report:

o        Funds collected are remitted to the Trustee in accordance with the Agreements.

o        Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

o        Expenses incurred by the Trust are calculated and remitted in accordance with the Agreements.

o        Additions of accounts to the Trust are authorized in accordance with the Agreements.

o        Removals of accounts from the Trust are authorized in accordance with the Agreements.

o        Trust assets amortizing out of the Trust are calculated in accordance with the Agreements.

o        Monthly  Trust  reports  generated  in the form of  "Exhibits"  and  provided to the Trustee are  reviewed by a Vice
         President or above prior to distribution.

o        Monthly Master Trust reports  generated in the form of "Exhibits"  contain all required  information per the PSA and
         PSA Supplements.

o        Monthly Note Trust reports  generated in the form of "Exhibits"  contain all required  information per the Indenture and Indenture Supplement.

                                                              /s/ Ernst and Young LLP
August 16, 2004

                                                        Attachment A

  Series             Pooling and Servicing Agreement Supplement Date (1)
-----------------------------------------------------------------------------------------------------------

  1995 - A           March 22, 1995

  1995 - C           June 29, 1995

  1996 - B           March 26, 1996

  1996 - G           July 17, 1996

  1996 - M           November 26, 1996

  1997 - B           February 27, 1997

  1997 - D           May 22, 1997

  1997 - H           August 6, 1997

  1997 - I           August 26, 1997

  1997 - J           September 10, 1997

  1997 - K           October 22, 1997

  1997 - O           December 23, 1997

  1998 - B           April 14, 1998

  1998 - E           August 11, 1998

  1998 - F           August 26, 1998

  1998 - G           September 10, 1998

  1999 - B           March 26, 1999

  1999 - D           June 3, 1999

  1999 - F           August 3, 1999

  1999 - G           July 29, 1999

  1999 - J           September 23, 1999

  1999 - L           November 5, 1999

  1999 - M           December 1, 1999

  2000 - A           March 8, 2000

  2000 - C           April 13, 2000

                                                  Attachment A (continued)

  Series             Pooling and Servicing Agreement Supplement Date (1)
-----------------------------------------------------------------------------------------------------------

  2000 - D           May 11, 2000

  2000 - E           June 1, 2000

  2000 - F           June 23, 2000

  2000 - G           July 20, 2000

  2000 - H           August 23, 2000

  2000 - I           September 8, 2000

  2000 - J           October 12, 2000

  2000 - K           November 21, 2000

  2000 - L           December 13, 2000

  2001 - A           February 20, 2001

  2001 - B           March 8, 2001

  2001 - C           April 25, 2001

  2001 - D           May 24, 2001

                                                  Attachment A (continued)

 MBNA Credit Card Master Note Trust
 MBNAseries Notes                                       Issuance Date
 -----------------------------------------------------------------------------------------------------------------

   Class B (2001-1)                                      May 24, 2001

   Class C (2001-1)                                      May 24, 2001

   Class A (2001-1)                                      May 31, 2001

   Class C (2001-2)                                      July 12, 2001

   Class C (2001-3)                                      July 25, 2001

   Class A (2001-2)                                      July 26, 2001

   Class A (2001-3)                                      August 8, 2001

   Class A (2001-Emerald)                                August 15, 2001

   Class B (2001-2)                                      September 6, 2001

   Class C (2001-4)                                      September 6, 2001

   Class A (2001-4)                                      September 27, 2001

   Class A (2001-5)                                      November 8, 2001

   Class C (2001-5)                                      December 11, 2001

   Class B (2001-3)                                      December 20, 2001

   Class A (2002-1)                                      January 31, 2002

   Class B (2002-1)                                      February 28, 2002

   Class C (2002-1)                                      February 28, 2002

   Class A (2002-2)                                      March 27, 2002

   Class A (2002-3)                                      April 24, 2002

   Class A (2002-4)                                      May 9, 2002

   Class A (2002-5)                                      May 30, 2002

   Class B (2002-2)                                      June 12, 2002

   Class C (2002-2)                                      June 12, 2002

   Class C (2002-3)                                      June 12, 2002

   Class A (2002-6)                                      June 26, 2002

                                                  Attachment A (continued)

  MBNA Credit Card Master Note Trust
  MBNAseries Notes                                       Issuance Date
 -----------------------------------------------------------------------------------------------------------------

   Class A (2002-7)                                      July 25, 2002

   Class A (2002-8)                                      July 31, 2002

   Class A (2002-9)                                      July 31, 2002

   Class B (2002-3)                                      August 29, 2002

   Class C (2002-4)                                      August 29, 2002

   Class C (2002-5)                                      August 29, 2002

   Class A (2002-10)                                     September 19, 2002

   Class B (2002-4)                                      October 29, 2002

   Class C (2002-6)                                      October 29, 2002

   Class C (2002-7)                                      October 29, 2002

   Class A (2002-11)                                     October 30, 2002

   Class A (2002-12)                                     November 19, 2002

   Class A (2002-13)                                     December 18, 2002

   Class C (2003-1)                                      February 4, 2003

   Class C (2003-2)                                      February 12, 2003

   Class B (2003-1)                                      February 20, 2003

   Class A (2003-1)                                      February 27, 2003

   Class A (2003-2)                                      March 26, 2003

   Class A (2003-3)                                      April 10, 2003

   Class A (2003-4)                                      April 24, 2003

   Class C (2003-3)                                      May 8, 2003

   Class A (2003-5)                                      May 21, 2003

   Class A (2003-6)                                      June 4, 2003

   Class B (2003-2)                                      June 12, 2003

   Class C (2003-4)                                      June 19, 2003

                                                      Attachment A (continued)

 MBNA Credit Card Master Note Trust
 MBNAseries Notes                                        Issuance Date
 -----------------------------------------------------------------------------------------------------------------

   Class C (2003-5)                                      July 2, 2003

   Class A (2003-7)                                      July 8, 2003

   Class C (2003-6)                                      July 30, 2003

   Class A (2003-8)                                      August 5, 2003

   Class B (2003-3)                                      August 20, 2003

   Class A (2003-9)                                      September 24, 2003

   Class B (2003-5)                                      October 2, 2003

   Class A (2003-10)                                     October 15, 2003

   Class B (2003-4)                                      October 15, 2003

   Class C (2003-7)                                      November 5, 2003

   Class A (2003-11)                                     November 6, 2003

   Class A (2003-12)                                     December 18, 2003

   Class A (2004-2)                                      February 25, 2004

   Class A (2004-1)                                      February 26, 2004

   Class C (2004-1)                                      March 16, 2004

   Class A (2004-3)                                      March 17, 2004

   Class B (2004-1)                                      April 1, 2004

   Class A (2004-4)                                      April 15, 2004

   Class A (2004-5)                                      May 25, 2004

   Class A (2004-6)                                      June 17, 2004

Legend:

(1)      Associated document may have been amended.

August 16, 2004

Ernst and Young LLP
621 East Pratt Street
Baltimore, Maryland 21202

In connection with your attestation engagements relating to our assertions on (1) the effectiveness of controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts listed in Appendix I (the "Trusts") as of
June 30, 2004, and (2) compliance by MBNA with the covenants and conditions of certain sections, as specified in Appendix
I, of each Trusts' applicable Pooling and Servicing Agreement, Pooling and Servicing Agreement Supplements, the Indenture
and the MBNASeries Indenture Supplement (together the "Agreements"), and in connection with your agreed upon procedures engagements relating to the amounts in the (a) "mathematical calculations" set forth in the monthly certificates or settlement reports prepared by MBNA pursuant to subsections 3.04(b) of the Pooling and Servicing Agreements, as applicable, for the periods specified in Appendix I, as well as (b) the "mathematical calculations" set forth in the monthly exhibits of the MBNA Credit Card Master Note Trust prepared by MBNA pursuant to subsections 907 and 908(a) of the Indenture for the period July 1, 2003 through June 30, 2004, we recognize that obtaining representations from us concerning the information contained in this letter is a significant procedure in enabling you to form an opinion about whether our assertions are
fairly stated in all material respects and in performing the specific agreed upon procedures.   Accordingly, we make the
following representations with respect to these engagements which are true to our knowledge.

Controls Over the Functions Performed as Servicer of the Trusts

o    We acknowledge that, as members of management, we are responsible for establishing and maintaining effective controls over the functions performed as servicer of the Trusts that provide reasonable assurance to management and the board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements and are recorded properly to permit the preparation of required financial reports.

o    Management has determined that the objectives of our controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

Ernst and Young LLP
August 16, 2004

o        Funds collected are remitted to the Trustee in accordance with the Agreements.

o        Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

o        Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

o        The additions of accounts to the Trusts are authorized in accordance with the Agreements.

o        The removals of accounts from the Trusts are authorized in accordance with the Agreements.

o        Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

o        Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice
         President or above prior to distribution.

o        Monthly Trust reports generated in the form of "Exhibits" contains all information required by the Agreements.

Management has performed an evaluation of MBNA's controls over the functions performed as servicer of the Trusts in relation to these criteria.  Based upon this evaluation, the controls over the functions performed as servicer of the
Trusts as of June 30, 2004, are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustee and are recorded properly to permit the preparation of the required financial reports.

We confirm to our knowledge, the following representations made to you during your attestation engagement.

1.   The criteria against which we measured our assertion, as specified above, are sufficiently clear and comprehensive for a knowledgeable user of the report to be able to understand them.

Ernst and Young LLP
August 16, 2004

2.   We acknowledge our responsibility for the design and implementation of programs and controls to prevent and detect fraud.  We have no knowledge of any fraud or suspected fraud affecting the functions performed as servicer of the
     Trusts involving: management; employees who have significant roles in internal control; or others where the fraud could have a material effect.  We have no knowledge of any allegations of fraud or suspected fraud affecting the functions performed as servicer of the Trusts received in communications from employees, former employees, analysts, regulators, short sellers, or others.

3.   We have disclosed to you all significant deficiencies in the design or operation of the controls that could adversely affect MBNA's ability to safeguard Trust assets against loss, execute transactions in accordance with management's authority in conformity with the applicable Agreements and prepare the required financial reports.

4.   We have made available to you all reports of examination from regulatory agencies.  To our knowledge there were no situations of noncompliance with or deficiencies in controls communicated by any regulatory agencies which would preclude achievement of any of the criteria noted above.

5.   No matters or occurrences, including those which may be communicated by regulatory agencies, have come to our attention up to the date of this letter that might significantly change or affect the controls over the functions performed as servicer of the Trusts, including any corrective actions taken (or that may be taken) by management regarding significant deficiencies.

Compliance with Covenants and Conditions of the Agreements

We acknowledge that we are responsible for complying with the covenants and conditions of the Agreements.  We are also responsible for establishing and maintaining effective internal control over compliance with the covenants and conditions of the Agreements.  We have performed an evaluation of MBNA's compliance with the relevant covenants and conditions of the
Agreements identified in Appendix I for each of the Agreements, for the periods specified in Appendix I.   Based on this
evaluation, MBNA complied with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during the periods specified in Appendix I.

We have made available to your representatives all documentation related to compliance with the specified requirements of the Agreements.

There has been no known noncompliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements, for the periods specified in Appendix I and through the date of your attestation examination report.

Ernst and Young LLP
August 16, 2004

We have received no communications from regulatory agencies, internal auditors or other parties concerning possible non-compliance with the covenants and conditions of the Agreements including communications received between June 30, 2004 and the date of this letter.

No events or transactions have occurred since June 30, 2004 or are pending that would have an effect on the compliance with the covenants and conditions of the Agreements identified in Appendix I at that date or for the periods specified in
Appendix I.

We are not aware of any instances of fraud involving management or employees who have significant roles in internal control over compliance, or other employees, with the covenants and conditions of the Agreements identified in Appendix I.

Agreed Upon Procedures Applied to Monthly Certificates or Settlement Reports

We acknowledge that, as members of management, we are responsible for preparing the monthly certificates pursuant to the applicable sections of the Agreements.  We also are responsible for selecting the criteria against which the amounts in the
"mathematical calculations" set forth in the monthly certificates (i.e. the Form of Monthly Servicer's Certificate and the
Schedule to the Monthly Servicer's Certificate of each series of each trust) should be measured, and for determining that such criteria are appropriate for our purposes.

We have made available to your representatives all documentation related to the monthly certificates for the periods specified in Appendix I.

We understand that your examinations were made, and your agreed upon procedures engagement was conducted, in accordance with attestation standards established by the American Institute of Certified Public Accountants and were therefore, designed primarily for the purpose of expressing opinions on whether our assertions regarding (1) the effectiveness of the controls over the functions performed as servicer of the Trusts and (2) our compliance with the covenants and conditions of certain sections of the Agreements were fairly stated, in all material respects, based on the specified criteria.  We further understand that your tests of our records and other procedures were limited to those that you considered necessary for that purpose.  We understand that an agreed upon procedures engagement is substantially less in scope than an examination, the objective of which is the expression of an opinion on the amounts in the "mathematical calculations" set forth in the monthly certificates.  We also understand that the sufficiency of the procedures performed in your agreed upon procedures engagement is solely the responsibility of the specified users of the report.

Ernst and Young LLP
August 16, 2004

                                            MBNA America Bank, N.A. by:

                                            /s/ Vernon H.C. Wright
                                            Vernon H.C. Wright
                                            Vice Chairman

                                            /s/ Kenneth A. Vecchione
                                            Kenneth A. Vecchione
                                            Vice Chairman and
                                            Chief Financial Officer

                                            /s/ Thomas D. Wren
                                            Thomas D. Wren
                                            Treasurer

                                            /s/ Randall J. Black
                                            Randall J. Black
                                            Assistant Treasurer

                                            /s/ Douglas O. Hart
                                            Douglas O. Hart
                                            Senior Executive Vice President

                        Report of Management on Credit Card and Consumer Loan Trust Internal Control
                                  and Pooling and Servicing Agreement/Indenture Compliance

Trust Internal Control
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts, listed in Appendix I (the "Trusts" or individually "Trust").  These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing Agreements, Pooling and Servicing Agreement Supplements, Indenture and
MBNASeries Indenture Supplement (together the "Agreements") as specified in Appendix I, between MBNA as Seller/Transferor and Servicer and the applicable Trustee (specific Agreements and Trustees are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

Because of inherent limitations in any control, no matter how well-designed, misstatements due to error or fraud may occur and not be detected, including the possibility of the circumvention or overriding of controls.  Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls.  Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

o        Funds collected are remitted to the Trustee in accordance with the Agreements.

o        Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

o        Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

o        The additions of accounts to the Trusts are authorized in accordance with the Agreements.

o        The removals of accounts from the Trusts are authorized in accordance with the Agreements.

August 16, 2004

Trust Internal Control (continued)

o        Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

o        Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice
         President or above prior to distribution.

o        Monthly Trust reports generated in the form of "Exhibits" contain all information required by the Agreements.

The Company assessed its controls over the functions performed as servicer of the Trusts in relation to these criteria.
Based upon this assessment, the Company believes that, as of June 30, 2004, its controls over the functions performed as servicer of the Trusts are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report.  The Company is also responsible for establishing and maintaining effective internal control over compliance with the covenants and conditions of the Agreements.  The Company has performed an evaluation of its compliance with the requirements of the relevant covenants and conditions identified in Appendix I for each of the Agreements. Based on this evaluation, MBNA complied with the requirements of the relevant covenants and conditions of the Agreements identified in
Appendix I for each of the Agreements during the periods specified in Appendix I.

August 16, 2004

                                                     MBNA America Bank, N.A. by:

                                                     /s/ Vernon H.C. Wright
                                                     Vernon H.C. Wright
                                                     Vice Chairman

                                                     /s/ Kenneth A. Vecchione
                                                     Kenneth A. Vecchione
                                                     Vice Chairman and
                                                     Chief Financial Officer

                                                     /s/ Thomas D. Wren
                                                     Thomas D. Wren
                                                     Treasurer

                                                     /s/ Randall J. Black
                                                     Randall J. Black
                                                     Assistant Treasurer

                                                     /s/ Douglas O. Hart
                                                     Douglas O. Hart
                                                     Senior Executive Vice President

                                                                                     PSA         SERVICING
                                                                         PSA         SUPPL.      COMPLIANCE         PSA COVENANTS
         TRUST                                       TRUSTEE             DATE *      DATE *      PERIOD             AND CONDITIONS
----------------------------------------------------------------------------------------------------------------------------------
MBNA Master Credit Card Trust II Series 1994-E     The Bank of New York  8/4/94      12/15/94    7/1/03 - 4/15/04   (b)
MBNA Master Credit Card Trust II Series 1995-A     The Bank of New York  8/4/94      3/22/95     7/1/03 - 6/30/04   (a)
MBNA Master Credit Card Trust II Series 1995-C     The Bank of New York  8/4/94      6/29/95     7/1/03 - 6/30/04   (c)
MBNA Master Credit Card Trust II Series 1996-B     The Bank of New York  8/4/94      3/26/96     7/1/03 - 6/30/04   (a)
MBNA Master Credit Card Trust II Series 1996-G     The Bank of New York  8/4/94      7/17/96     7/1/03 - 6/30/04   (a)
MBNA Master Credit Card Trust II Series 1996-J     The Bank of New York  8/4/94      9/19/96     7/1/03 - 10/15/03  (a)
MBNA Master Credit Card Trust II Series 1996-K     The Bank of New York  8/4/94      10/24/96    7/1/03 - 11/17/03  (a)
MBNA Master Credit Card Trust II Series 1996-M     The Bank of New York  8/4/94      11/26/96    7/1/03 - 6/30/04   (d)
MBNA Master Credit Card Trust II Series 1997-B     The Bank of New York  8/4/94      2/27/97     7/1/03 - 6/30/04   (a)
MBNA Master Credit Card Trust II Series 1997-C     The Bank of New York  8/4/94      3/26/97     7/1/03 - 3/15/04   (a)
MBNA Master Credit Card Trust II Series 1997-D     The Bank of New York  8/4/94      5/22/97     7/1/03 - 6/30/04   (e)
MBNA Master Credit Card Trust II Series 1997-G     The Bank of New York  8/4/94      6/18/97     7/1/03 - 6/15/04   (a)
MBNA Master Credit Card Trust II Series 1997-H     The Bank of New York  8/4/94      8/6/97      7/1/03 - 6/30/04   (e)
MBNA Master Credit Card Trust II Series 1997-I     The Bank of New York  8/4/94      8/26/97     7/1/03 - 6/30/04   (f)
MBNA Master Credit Card Trust II Series 1997-J     The Bank of New York  8/4/94      9/10/97     7/1/03 - 6/30/04   (a)
MBNA Master Consumer Loan Trust Series 1997-1      Deutsche Bank Trust
                                                   Company Americas      9/24/97     9/24/97     7/1/03 - 6/30/04   (j)
MBNA Master Credit Card Trust II Series 1997-K     The Bank of New York  8/4/94      10/22/97    7/1/03 - 6/30/04   (a)
MBNA Master Credit Card Trust II Series 1997-O     The Bank of New York  8/4/94      12/23/97    7/1/03 - 6/30/04   (a)
MBNA Master Credit Card Trust II Series 1998-B     The Bank of New York  8/4/94      4/14/98     7/1/03 - 6/30/04   (e)
MBNA Master Credit Card Trust II Series 1998-D     The Bank of New York  8/4/94      7/30/98     7/1/03 - 7/15/03   (f)
MBNA Master Credit Card Trust II Series 1998-E     The Bank of New York  8/4/94      8/11/98     7/1/03 - 6/30/04   (d)
MBNA Master Credit Card Trust II Series 1998-F     The Bank of New York  8/4/94      8/26/98     7/1/03 - 6/30/04   (d)
MBNA Master Credit Card Trust II Series 1998-G     The Bank of New York  8/4/94      9/10/98     7/1/03 - 6/30/04   (a)
MBNA Master Credit Card Trust II Series 1998-J     The Bank of New York  8/4/94      10/29/98    7/1/03 - 9/15/03   (a)
MBNA Master Credit Card Trust II Series 1999-A     The Bank of New York  8/4/94      3/25/99     7/1/03 - 2/17/04   (a)
MBNA Master Credit Card Trust II Series 1999-B     The Bank of New York  8/4/94      3/26/99     7/1/03 - 6/30/04   (f)
MBNA Master Credit Card Trust II Series 1999-C     The Bank of New York  8/4/94      5/18/99     7/1/03 - 5/17/04   (e)
MBNA Master Credit Card Trust II Series 1999-D     The Bank of New York  8/4/94      6/3/99      7/1/03 - 6/30/04   (a)
MBNA Master Credit Card Trust II Series 1999-F     The Bank of New York  8/4/94      8/3/99      7/1/03 - 6/30/04   (e)
MBNA Master Credit Card Trust II Series 1999-G     The Bank of New York  8/4/94      7/29/99     7/1/03 - 6/30/04   (f)
MBNA Master Credit Card Trust II Series 1999-H     The Bank of New York  8/4/94      8/18/99     7/1/03 - 4/15/04   (d)
MBNA Master Credit Card Trust II Series 1999-J     The Bank of New York  8/4/94      9/23/99     7/1/03 - 6/30/04   (f)

                                                                                   PSA            SERVICING
                                                                         PSA       SUPPL.         COMPLIANCE         PSA COVENANTS
         TRUST                                       TRUSTEE             DATE *    DATE *         PERIOD             AND CONDITIONS
----------------------------------------------------------------------------------------------------------------------------------
MBNA Master Credit Card Trust II Series 1999-L     The Bank of New York  8/4/94    11/5/99        7/1/03 - 6/30/04   (a)
MBNA Master Credit Card Trust II Series 1999-M     The Bank of New York  8/4/94    12/1/99        7/1/03 - 6/30/04   (f)
MBNA Master Credit Card Trust II Series 2000-A     The Bank of New York  8/4/94    3/8/00         7/1/03 - 6/30/04   (f)
MBNA Master Credit Card Trust II Series 2000-C     The Bank of New York  8/4/94    4/13/00        7/1/03 - 6/30/04   (a)
MBNA Master Credit Card Trust II Series 2000-D     The Bank of New York  8/4/94    5/11/00        7/1/03 - 6/30/04   (a)
MBNA Master Credit Card Trust II Series 2000-E     The Bank of New York  8/4/94    6/1/00         7/1/03 - 6/30/04   (f)
MBNA Master Credit Card Trust II Series 2000-F     The Bank of New York  8/4/94    6/23/00        7/1/03 - 6/30/04   (d)
MBNA Master Consumer Loan Trust Series 2000-1      Deutsche Bank Trust
                                                   Company Americas      9/24/97   6/29/00        7/1/03 - 6/30/04   (k)
MBNA Master Credit Card Trust II Series 2000-G     The Bank of New York  8/4/94    7/20/00        7/1/03 - 6/30/04   (d)
MBNA Master Consumer Loan Trust Series 2000-2      Deutsche Bank Trust
                                                   Company Americas      9/24/97   7/26/00        7/1/03 - 6/30/04   (k)
MBNA Master Credit Card Trust II Series 2000-H     The Bank of New York  8/4/94    8/23/00        7/1/03 - 6/30/04   (d)
MBNA Master Credit Card Trust II Series 2000-I     The Bank of New York  8/4/94    9/8/00         7/1/03 - 6/30/04   (g)
MBNA Triple A Master Trust Series 2000-1           The Bank of New York  9/28/00   9/28/00        7/1/03 - 6/30/04   (l)
MBNA Triple A Master Trust Series 2000-2           The Bank of New York  9/28/00   9/28/00        7/1/03 - 6/30/04   (l)
MBNA Master Credit Card Trust II Series 2000-J     The Bank of New York  8/4/94    10/12/00       7/1/03 - 6/30/04   (h)
MBNA Master Credit Card Trust II Series 2000-K     The Bank of New York  8/4/94    11/21/00       7/1/03 - 6/30/04   (d)
MBNA Master Credit Card Trust II Series 2000-L     The Bank of New York  8/4/94    12/13/00       7/1/03 - 6/30/04   (g)
MBNA Master Credit Card Trust II Series 2001-A     The Bank of New York  8/4/94    2/20/01        7/1/03 - 6/30/04   (a)
MBNA Master Credit Card Trust II Series 2001-B     The Bank of New York  8/4/94    3/8/01         7/1/03 - 6/30/04   (a)
MBNA Master Credit Card Trust II Series 2001-C     The Bank of New York  8/4/94    4/25/01        7/1/03 - 6/30/04   (e)
MBNA Master Credit Card Trust II Series 2001-D     The Bank of New York  8/4/94    5/24/01        7/1/03 - 6/30/04   (i)
MBNA Master Consumer Loan Trust Series 2001-1      Deutsche Bank Trust
                                                   Company Americas      9/24/97   6/28/01        7/1/03 - 11/20/03  (k)
MBNA Master Consumer Loan Trust Series 2001-2      Deutsche Bank Trust
                                                   Company Americas      9/24/97   9/19/01        7/1/03 - 11/20/03  (k)
MBNA American Loan Financing Trust Series 2003-1   Deutsche Bank Trust
                                                   Company Americas      11/19/03  11/20/03       11/20/03 - 6/30/04 (m)
MBNA American Loan Financing Trust Series 2003-2   Deutsche Bank Trust
                                                   Company Americas      11/19/03  11/20/03       11/20/03 - 6/30/04 (m)

* - Indicates associated agreement may have been amended

PSA and PSA Supplement Covenants and Conditions

(a) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
    PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d), 4.06, 4.07, 4.08, 4.09, 4.10, 4.11,
    4.12, 4.13, 4.14(a), 4.15(a), 5.01, 5.02(a), 9(c), 9(d), 11.

(b) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
    PSA Supplement Sections - 3(c), 4.05(a)(i)-(ii), 4.05(b)(i)-(ii), 4.05(c), 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.13, 5.01,
    5.02(a), 10(c), 10(d), 12.

(c) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
    PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d)(i)-(ii), 4.05(e), 4.06, 4.07, 4.08,
    4.09, 4.10, 4.12, 4.13, 4.14, 4.16(a), 4.17(a), 4.20(a), 4.20(g), 4.21(a), 5.01, 5.02(a), 9(c), 9(d), 12.

(d) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
    PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d), 4.06, 4.07, 4.08, 4.09, 4.10, 4.11,
    4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.01, 5.02(a), 9(c), 9(d), 11.

(e) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
    PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d), 4.06, 4.07, 4.08, 4.09, 4.10, 4.11,
    4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.01, 5.02(a), 10(c), 10(d), 12.

(f) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
    PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d)(i)-(ii), 4.05(e), 4.06, 4.07, 4.08,
    4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a), 4.19(g), 4.20(a), 5.01, 5.02(a), 9(c), 9(d), 11.

(g) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
    PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d)(i)-(ii), 4.05(e), 4.06, 4.07, 4.08,
    4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a), 4.19(g), 4.20(a), 5.01, 5.02(a), 9(c), 9(d), 11.

(h) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
    PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.05(c)(i)-(ii), 4.05(d)(i)-(ii), 4.05(e), 4.06, 4.07, 4.08,
    4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a), 5.01, 5.02(a), 9(c), 9(d), 11.

(i) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
    PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.09, 5.02, 7(c).

(j) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
    PSA Supplement Sections - 4.06(a)(i)-(v), 4.06(b)(i)-(ii), 4.06(c), 4.06(d), 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14,
    4.15, 4.19(a), 4.19(c), 5.01, 5.02(a), 10(c), 10(e).

(k) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
    PSA Supplement Sections - 4.06(a)(i)-(v), 4.06(b)(i)-(ii), 4.06(c), 4.06(d), 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14,
    4.15, 4.16, 4.17, 4.19(a), 4.19(c), 5.01, 5.02(a), 10(c), 10(e).

(l) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a)-(c), 4.03(a), 4.03(c), 4.03(d), 13.02(d).
    PSA Supplement Sections - 3(b), 4.05(a)(i)-(iii), 4.05(b)(i)-(iii), 4.05(c), 4.05(d), 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12,
    4.13, 5.01, 5.02(a), 10(c), 10(d), 12.

(m) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
    PSA Supplement Sections - 3, 4.06(a)(i)-(iii), 4.06(b)(i)-(ii), 4.06(c), 4.06(d), 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14,
    4.15,.4.17, 5.01, 5.02(a), 10(c), 10(e), 10(f)